SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
September 10, 2008
Date of Report
(Date of Earliest Event Reported)
Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)
(706) 644-4982
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On September 10, 2008, Synovus Financial Corp. (“Synovus”) announced the results of its Project Optimus initiative. A copy of the press release announcing the results is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
In addition, on September 10, 2008, Synovus’ Board of Directors declared a dividend of $0.06 per share payable October 1, 2008 for shares held of record as of September 18, 2008. This dividend represents a 65% reduction from the previous quarterly dividend of $0.17 per share. The press release announcing the dividend is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Synovus press release dated September 10, 2008.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP. (“Synovus”)
Dated: September 10, 2008	By:	/s/ Alana L. Griffin
Deputy General Counsel and
Assistant Secretary

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